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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 3, 2003


                               Penton Media, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                           1-14337              36-2875386
----------------------------    ---------------     ------------------
(State or Other Jurisdiction    (Commission           (IRS Employer
      of Incorporation)          File Number)       Identification No.)

1300 East Ninth Street, Cleveland, Ohio                        44114
---------------------------------------------             ---------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 216-696-7000






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Item 5.  Other Events.

On February 3, 2002, Penton Media, Inc. (the "Company") issued a press release announcing that it expects a weaker fourth quarter than the guidance issued on November 1, 2002. In addition, the Company announced that it had finalized the sale of various non-strategic assets. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit      Description
         -------      -----------

          99.1 Press release dated February 3, 2003, announcing that the Company expects a weaker fourth quarter than the guidance issued on November 1, 2002 and the sale of various non-strategic assets.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Penton Media, Inc.



                                        By:    /s/ Preston L. Vice
                                              -----------------------------
                                              Name: Preston L. Vice
                                              Title: Senior Vice President and
                                                      Corporate Secretary


Date:  February 3, 2003




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                                  EXHIBIT INDEX


Exhibit                  Description
-------                  -----------

99.1              Press release dated February 3, 2003.